Exhibit 23(n)(ii) under Form N-1A
                                       Exhibit 99 under Item 601/Reg. S-K


                                  AMENDMENT TO

                                    EXHIBIT A

                                     to the

                               Multiple Class Plan

                               THE WACHOVIA FUNDS

                          THE WACHOVIA MUNICIPAL FUNDS

    CLASS A SHARES, CLASS B SHARES & CLASS Y SHARES OF THE FOLLOWING:

                             Wachovia Balanced Fund

                         Wachovia Emerging Markets Fund

                              Wachovia Equity Fund

                           Wachovia Equity Index Fund

                           Wachovia Fixed Income Fund

                  Wachovia Georgia Municipal Bond Fund

                          Wachovia Growth & Income Fund

                 Wachovia Intermediate Fixed Income Fund
               Wachovia North Carolina Municipal Bond Fund

                          Wachovia Personal Equity Fund

                        Wachovia Quantitative Equity Fund

                  Wachovia Short-Term Fixed Income Fund
               Wachovia South Carolina Municipal Bond Fund

                          Wachovia Special Values Fund

                  Wachovia Virginia Municipal Bond Fund

                 INSTITUTIONAL SHARES OF THE FOLLOWING:

                       Wachovia Prime Cash Management Fund

      INSTITUTIONAL SHARES AND INVESTMENT SHARES OF THE FOLLOWING:

                           Wachovia Money Market Fund

                       Wachovia Tax-Free Money Market Fund

                Wachovia U.S. Treasury Money Market Fund

      This Multiple Class Plan is adopted by The Wachovia Funds and The Wachovia Municipal Funds with respect to the Class(es) of Shares of the portfolios of the Funds set forth above.

      Witness the due execution here of this 1st day of July, 1999.

                                            THE WACHOVIA FUNDS
                                            THE WACHOVIA MUNICIPAL FUNDS

                                            By:  /S/ CHARLES L. DAVIS,
                                               ------------------------
JR.
--------------------------------------------
                                            Name:  Charles L. Davis, Jr.
                                            Title:  Vice President